[Ranger  Aerospace  Corporation  letterhead]

     August  31,  2000

Stephen  D.  Townes
318  Scarborough  Drive
Greer,  SC  29650

RE:     Liquidity  Agreement/Right  to  Put  Certain  Shares  of Executive Stock


Dear  Steve:

     Reference is hereby made to that certain letter from Ranger Aerospace Corporation to you dated March 7, 2000, re: Liquidity Agreement/Right to Put Certain Shares of Executive Stock (the "March 7 Letter"). This letter affirms that the March 7 Letter remains in full force and affect, and that references to that certain Second Executive Stock Agreement dated as of March 7, 2000 and defined as the "Stock Agreement" in the March 7 Letter shall now be references to that certain Amended & Restated Second Executive Stock Agreement dated August 31, 2000 which amended and restated such March 7 Stock Agreement.


     Very  truly  yours,

     RANGER  AEROSPACE  CORPORATION


     By:  ________________________________
      George  Schwartz,  Chairman  of  the  Board

Agreed  and  acknowledged  as  of
the  date  first  written  above:

___________________________
Stephen  D.  Townes

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